                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003




I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                               365,035.29
      Available Funds:
            Contract Payments due and received in this period                                        3,659,968.27
            Contract Payments due in prior period(s) and received in this period                       419,551.56
            Contract Payments received in this period for next period                                   71,195.83
            Sales, Use and Property Tax, Maintenance, Late Charges                                     134,040.60
            Prepayment Amounts related to early termination in this period                           1,360,943.99
            Servicer Advance                                                                           440,439.89
            Proceeds received from recoveries on previously Defaulted Contracts                              0.00
            Transfer from Reserve Account                                                                3,099.53
            Interest earned on Collection Account                                                        3,861.28
            Interest earned on Affiliated Account                                                          356.21
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
            Section 5.03                                                                                     0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
            contract < Predecessor contract)                                                                 0.00
            Amounts paid under insurance policies                                                            0.00
            Any other amounts                                                                                0.00
                                                                                                    --------------
      Total Available Funds                                                                          6,458,492.45
      Less: Amounts to be Retained in Collection Account                                               256,380.09
                                                                                                    --------------
      AMOUNT TO BE DISTRIBUTED                                                                       6,202,112.36
                                                                                                    ==============


      DISTRIBUTION OF FUNDS:
            1.     To Trustee - Fees                                                                        0.00
            2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                   Advances                                                                            419,551.56
            3.     To Noteholders (For Servicer Report immediately following the Final
                   Additional Closing Date)

                          a) Class A1 Principal and Interest                                                 0.00
                          a) Class A2 Principal (distributed after A1 Note matures) and
                          Interest                                                                           0.00
                          a) Class A3 Principal (distributed after A2 Note matures) and              4,296,251.25
                          Interest
                          a) Class A4 Principal (distributed after A3 Note matures) and                619,968.75
                          Interest
                          b) Class B Principal and Interest                                             83,789.24
                          c) Class C Principal and Interest                                            167,878.65
                          d) Class D Principal and Interest                                            112,858.91
                          e) Class E Principal and Interest                                            146,804.99

            4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                   0.00
            5.     To Issuer - Residual  Principal and Interest and Reserve Account
                   Distribution
                          a) Residual Interest (Provided no Restricting or Amortization
                          Event in effect)                                                              24,792.63
                          b) Residual Principal (Provided no Restricting or Amortization
                          Event in effect)                                                             144,794.82
                          c)  Reserve Account Distribution (Provided no Restricting or
                          Amortization Event in effect)                                                  3,099.53
            6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                   Any Other Amounts                                                                   138,258.09
            7.     To Servicer, Servicing Fee and other Servicing Compensations                         44,063.94
                                                                                                    --------------
      TOTAL FUNDS DISTRIBUTED                                                                        6,202,112.36
                                                                                                    ==============

                                                                                                    --------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting
      Event Funds (if any)}                                                                            256,380.09
                                                                                                    ==============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                   $2,925,289.09
       - Add Investment Earnings                                                                         3,099.53
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                      0.00
       - Less Distribution to Certificate Account                                                        3,099.53
                                                                                                    --------------
End of period balance                                                                               $2,925,289.09
                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                          $2,925,289.09
                                                                                                    ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A
Notes
     Pool A                                                   78,852,212.32
     Pool B                                                   24,550,745.04
                                                              -------------
                                                                                                  103,402,957.36
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                510,088.35
Class A Monthly Interest - Pool B                                158,816.71

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             2,535,145.76
Class A Monthly Principal - Pool B                             1,712,169.18
                                                               ------------
                                                                                                    4,247,314.94
Ending Principal Balance of the Class A Notes
     Pool A                                                   76,317,066.56
     Pool B                                                   22,838,575.86
                                                              -------------                        -------------
                                                                                                   99,155,642.42
                                                                                                   =============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000              Ending Principal
Original Face $257,425,000        Original Face $257,425,000             Balance Factor
       $2.598446                         $16.499233                         38.518265%
-----------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A
Notes
     Class A1                                                           0.00
     Class A2                                                           0.00
     Class A3                                                   7,777,957.36
     Class A4                                                  95,625,000.00
                                                               -------------


Class A Monthly Interest                                                         103,402,957.36
     Class A1 (Actual Number Days/360)                                  0.00
     Class A2                                                           0.00
     Class A3                                                      48,936.31
     Class A4                                                     619,968.75
                                                               -------------


Class A Monthly Principal
     Class A1                                                           0.00
     Class A2                                                           0.00
     Class A3                                                   4,247,314.94
     Class A4                                                           0.00
                                                               -------------

                                                                                   4,247,314.94
Ending Principal Balance of the Class A Notes
     Class A1                                                           0.00
     Class A2                                                           0.00
     Class A3                                                   3,530,642.42
     Class A4                                                  95,625,000.00
                                                               -------------      -------------
                                                                                  99,155,642.42
                                                                                  =============



Class A3

------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                Principal Paid Per $1,000               Ending Principal
Original Face $83,000,000               Original Face $83,000,000               Balance Factor
$0.589594                                       $51.172469                         4.253786%
------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                Pool A                   1,343,431.65
                                Pool B                     418,192.59
                                                         ------------
                                                                         1,761,624.24

Class B Overdue Interest, if any                                 0.00
Class B Monthly Interest - Pool A                            8,687.52
Class B Monthly Interest - Pool B                            2,704.31
Class B Overdue Principal, if any                                0.00
Class B Monthly Principal - Pool A                          43,212.71
Class B Monthly Principal - Pool B                          29,184.70
                                                         ------------
                                                                            72,397.41
Ending Principal Balance of the Class B Notes
                                Pool A                   1,300,218.94
                                Pool B                     389,007.89
                                                         ------------    ------------
                                                                         1,689,226.83
                                                                         ============

------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $4,387,000                  Original Face $4,387,000                          Balance Factor
$2.596724                                   $16.502715                                        38.505284%
------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                Pool A                   2,687,554.53
                                Pool B                     836,694.04
                                                         ------------
                                                                         3,524,248.57

Class C Overdue Interest, if any                                 0.00
Class C Monthly Interest - Pool A                           17,603.48
Class C Monthly Interest - Pool B                            5,480.35
Class C Overdue Principal, if any                                0.00
Class C Monthly Principal - Pool A                          86,425.42
Class C Monthly Principal - Pool B                          58,369.40
                                                         ------------
                                                                           144,794.82
Ending Principal Balance of the Class C Notes
                                Pool A                   2,601,129.11
                                Pool B                     778,324.64
                                                         ------------    ------------
                                                                         3,379,453.75
                                                                         ============

---------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                Principal Paid Per $1,000                  Ending Principal
Original Face $8,775,000                Original Face $8,775,000                   Balance Factor
$2.630636                                    $16.500834                            38.512293%
---------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                    1,791,703.00
                               Pool B                      557,796.04
                                                         ------------
                                                                         2,349,499.04

Class D Overdue Interest, if any                                 0.00
Class D Monthly Interest - Pool A                           12,452.34
Class D Monthly Interest - Pool B                            3,876.68
Class D Overdue Principal, if any                                0.00
Class D Monthly Principal - Pool A                          57,616.95
Class D Monthly Principal - Pool B                          38,912.94
                                                         ------------
                                                                            96,529.89
Ending Principal Balance of the Class D Notes
                               Pool A                    1,734,086.05
                               Pool B                      518,883.10
                                                         ------------    ------------
                                                                         2,252,969.15
                                                                         ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $5,850,000        Original Face $5,850,000           Balance Factor
$   2.791285                        $     16.500836                  38.512293%
-----------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                    2,239,974.39
                               Pool B                      697,399.45
                                                         ------------
                                                                         2,937,373.84

Class E Overdue Interest, if any                                 0.00
Class E Monthly Interest - Pool A                           19,935.77
Class E Monthly Interest - Pool B                            6,206.86
Class E Overdue Principal, if any                                0.00
Class E Monthly Principal - Pool A                          72,021.19
Class E Monthly Principal - Pool B                          48,641.17
                                                         ------------
                                                                           120,662.36
Ending Principal Balance of the Class E Notes
                               Pool A                    2,167,953.20
                               Pool B                      648,758.28
                                                         ------------    ------------
                                                                         2,816,711.48
                                                                         ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $7,313,000        Original Face $7,313,000           Balance Factor
$   3.574816                         $     16.499707                 38.516498%
-----------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                                Pool A                   2,690,256.72
                                Pool B                     837,901.28
                                                         ------------
                                                                         3,528,158.00

Residual Interest - Pool A                                  18,910.03
Residual Interest - Pool B                                   5,882.60
Residual Principal - Pool A                                 86,425.42
Residual Principal - Pool B                                 58,369.40
                                                         ------------
                                                                           144,794.82
Ending Residual Principal Balance
                                Pool A                   2,603,831.30
                                Pool B                     779,531.88
                                                         ------------    ------------
                                                                         3,383,363.18
                                                                         ============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                            44,063.94
- Servicer Advances reimbursement                                          419,551.56
- Tax, Maintenance, Late Charges, Bank Interest and other amounts          138,258.09
                                                                         ------------
Total amounts due to Servicer                                              601,873.59
                                                                         ============


                       DVI RECEIVABLES IX, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 14, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                   89,605,132.56

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                     0.00

   Decline in Aggregate Discounted Contract Balance                                                                 2,880,847.45

                                                                                                                   -------------
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                      86,724,285.11
                                                                                                                   =============

   Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                           2,351,868.47

     - Principal portion of Prepayment Amounts                                                   528,978.98

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                 0.00
                                                                                               ------------
                 Total Decline in Aggregate Discounted Contract Balance                        2,880,847.45
                                                                                               ============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                 27,898,728.44

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                   0.00

     Decline in Aggregate Discounted Contract Balance                                                               1,945,646.80

                                                                                                                  --------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                    25,953,081.64
                                                                                                                  ==============

     Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                          1,123,004.75

       - Principal portion of Prepayment Amounts                                                 822,642.05

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                 0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                      0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                               0.00

                                                                                               ------------
                 Total Decline in Aggregate Discounted Contract Balance                        1,945,646.80
                                                                                               ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 112,677,366.75
                                                                                                                  ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
   POOL A

                                                                                                           PREDECESSOR
                                                                  DISCOUNTED           PREDECESSOR         DISCOUNTED
   LEASE #                LESSEE NAME                             PRESENT VALUE        LEASE #            PRESENT VALUE
   -------                -----------                             -------------        -------            -------------
   3155-007               RADNET MANAGEMENT, INC.                   $188,552.08        1231-033           $1,243,525.87
   3155-008               RADNET MANAGEMENT, INC.                   $535,706.60        1572-033             $878,621.70
   3205-002               FOUNTAIN AND PHOENIX DIAGNOSTIC         $3,111,829.21        2421-001           $1,711,098.71
   3307-002               OPEN MRI OHIO 2 VENTURES, LLC             $767,314.06        1046-501             $639,976.34
   3330-004               OPEN MRI TEXAS VENTURES, LLC              $756,617.60        1100-503             $659,108.62
                                                                                       1912-002             $107,797.25

                                                                  -------------                         ---------------
                                    Totals:                       $5,360,019.55                           $5,240,128.49

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $5,240,128.49
   b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                  NO   X
                                                                                     ------                ------

   POOL B

                                                                                                        PREDECESSOR
                                                                  DISCOUNTED           PREDECESSOR       DISCOUNTED
   LEASE #                LESSEE NAME                             PRESENT VALUE        LEASE #          PRESENT VALUE
   -------                -----------                             -------------        -----------      -------------
   3305-001               OPEN MRI IOWA VENTURES, LLC             $1,004,680.88        1047-501            $77,392.98
                                                                                       1100-504            $93,947.73
                                                                                       1344-026            $17,225.68
                                                                                       1344-029            $63,104.76
                                                                                       1344-030             $2,292.14
                                                                                       1347-010             $5,382.42
                                                                                       1347-011           $202,500.53
                                                                                       1347-012           $194,679.35
                                                                                       1791-008            $10,844.23
                                                                                       1791-010            $60,297.19
                                                                                       1791-011             $9,057.14
                                                                                       1791-012             $9,708.25
                                                                                       2097-004            $44,783.62
                                                                                       2454-001            $80,861.15
                                                                                       2454-003            $86,291.63
                                                                                       1101-524            $27,639.26
                                                                  -------------                        --------------
                                    Totals:                       $1,004,680.88                           $986,008.06


   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $986,008.06
   b) ADCB OF POOL B AT CLOSING DATE                                                                   $90,333,293.68
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               1.09%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                                NO   X
                                                                                ------                             ------


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING

                                                                                                                     PREDECESSOR
                                                                     DISCOUNTED                 PREDECESSOR          DISCOUNTED
    LEASE #           LESSEE NAME                                    PRESENT VALUE              LEASE #              PRESENT VALUE
    -------           -----------                                    -------------              -----------          -------------
    2841-002          MEDICAL IMAGING CO., INC.                        $980,724.35              2207-005             $1,326,497.89
    2908-001          ALASE, L.L.C.                                    $131,731.36
    2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC.             $169,739.33
                      CASH                                              $44,302.85
    1999-004          NAVIX DIAGNOSTIX, INC.                         $2,985,811.62              1881-005             $2,387,877.73
    3155-007          RADNET MANAGEMENT, INC.                          $335,553.30              4284-402               $335,553.30
    1504-013          SIGNATURE MEDICAL                              $1,221,375.67              2557-001             $1,323,430.38
                      CASH                                             $102,054.71
    3698-001          ADVANCED MEDICAL IMAGING CENTER                $2,192,917.65              1969-006             $1,246,104.58
    3702-007          USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING  $2,491,584.11              973-024                 $23,059.86
                                                                                                1081-502             $1,402,638.25
                                                                                                1629-016               $227,769.98
                                                                                                1191-501                $50,901.66
                                                                                                2407-001             $1,156,266.41
                                                                                                2407-002               $650,353.97
                                                                    --------------                                 ---------------
                                          Totals:                   $10,655,794.95                                  $10,130,454.01

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  10,130,454.01
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $202,195,615.75
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                                  NO     X
                                                                                      ----------                           --------


    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                    PREDECESSOR
                                                                    DISCOUNTED               PREDECESSOR            DISCOUNTED
    LEASE #           LESSEE NAME                                   PRESENT VALUE            LEASE #                PRESENT VALUE
    -------           -----------                                   -------------            -----------            -------------
    1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.            $506,250.32              2207-004               $611,746.22
    1218-020          MEDICAL SERVICES OF AMERICA                   $200,642.43





                                                                    -----------                                  --------------
                                       Totals:                      $706,892.75                                     $611,746.22

    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $611,746.22
    b) ADCB OF POOL B AT CLOSING DATE                                                                            $90,333,293.68
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%


     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                                  NO     X
                                                                                ----------                           --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 14, 2003


XV.    POOL PERFORMANCE MEASUREMENTS
-------------------------------------

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
     This Month                         1,911,357.17                This Month                           112,677,366.75
     1 Month Prior                      2,218,403.35                1 Month Prior                        117,503,861.00
     2 Months Prior                     6,096,570.39                2 Months Prior                       121,320,615.46
     Total                             10,226,330.91                Total                                351,501,843.21
     A) 3 MONTH AVERAGE                 3,408,776.97                B) 3 MONTH AVERAGE                   117,167,281.07
     c) a/b                                    2.91%

 2.  Does a Delinquency Condition Exist (1c > 6% )?                                                 Yes           No    X
                                                                                                        -----         -----
 3.  Restricting Event Check

     A. A Delinquency Condition exists for current period?                                          Yes           No    X
                                                                                                        -----         -----
     B. An Indenture Event of Default has occurred and is then continuing?                          Yes           No    X
                                                                                                        -----         -----
 4. Has a Servicer Event of Default occurred?                                                       Yes           No    X
                                                                                                        -----         -----
 5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                               Yes           No     X
                                                                                                        -----         -----

    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                              Yes           No     X
                                                                                                        -----         -----

    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                               Yes           No     X
                                                                                                        -----         -----

 6.  Aggregate Discounted Contract Balance at Closing Date                   Balance $270,243,724.70
                                                                             --------------------------------------

 DELINQUENT LEASE SUMMARY

           Days Past Due                     Current Pool Balance                    # Leases
           -------------                     --------------------                    --------
                 31 - 60                             2,601,244.53                          47
                 61 - 90                             1,203,304.55                           8
                91 - 180                             1,911,357.17                          11

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization